SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 14, 1998
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                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                                 0-24526               76-0428727
(State or other jurisdiction     (Commission File Number)          (IRS Employer
     of  incorporation)                                      Identification No.)

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
5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS . . . .            77057
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(Address of Principal executive offices) . . . . .       (Zip Code)


Registrant's telephone number including area code.   (713) 435-5000
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(Former  name  or  former  address,  if  changed since last report)          Not
                                                                             ---
applicable
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ITEM  5.                    OTHER  EVENTS.
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     On  September  1, 1998 Coastal Bancorp, Inc. ("Coastal") announced that the
Board of Directors has authorized the repurchase of up to 6.6% (approximately 500,000 shares) of the outstanding shares of common stock through an open-market repurchase program and privately negotiated repurchases, if any, from time to time when deemed appropriate by the Chief Executive Officer and Chief Financial Officer of Coastal. The timing and volume of the repurchase transactions will
depend  on  market  conditions.    Coastal  through its wholly-owned subsidiary,
Coastal Banc Holding Company, Inc., owns 100% of the voting stock of the Bank, a Texas-chartered state savings bank headquartered in Houston.

ITEM  7.               FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
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EXHIBITS.
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     (a)          Financial  Statements
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               No  financial  statements  are  required.

     (b)          Pro  Forma  Financial  Information
                  ----------------------------------

               No  pro  forma  financial  information  is  required.

     (c)          Exhibits
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               No.                    Description
               ---                    -----------
               99                    Press  Release,  dated  September  1,  1998


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     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


/s/  Catherine  N.  Wylie                    Date:    September  14,  1998
-------------------------
by:    Catherine  N.  Wylie,  Executive  Vice  President
     and  Chief  Financial  Officer











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                              COASTAL BANCORP, INC.




                                   EXHIBIT 99


            PRESS RELEASE OF THE REGISTRANT DATED SEPTEMBER 1, 1998

     NEWS  RELEASE
                              FOR IMMEDIATE RELEASE


          COASTAL BANCORP, INC. ANNOUNCES COMMON STOCK REPURCHASE PLAN

          HOUSTON  (September  1,  1998)  - Coastal Bancorp, Inc. (NASDAQ: CBSA)
("Coastal") announced today that the Board of Directors has authorized the repurchase of up to 6.6% (approximately 500,000 shares) of the outstanding shares of common stock through an open-market repurchase program and privately negotiated repurchases, if any, from time to time when deemed appropriate by the Chief Executive Officer and Chief Financial Officer of Coastal. The timing and volume of the repurchase transactions will depend on market conditions.
     "The willingness to repurchase our common stock is indicative of our strong belief in Coastal's continued success. In light of the recent stock price movement, we see this as a beneficial use of cash and an opportunity to strengthen our investment in Coastal's future," said Manuel J. Mehos, Chairman and Chief Executive Officer.
     Coastal Bancorp, Inc. through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered, state savings bank headquartered in Houston. Coastal Banc ssb operates 49 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the south east quadrant of Texas. At June 30, 1998, Coastal Banc ssb was considered to be a "well capitalized" institution according to FDIC guidelines.
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the Company, the occurrence of which involve certain risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.
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